northerntrust.com / © 2025 Northern Trust NORTHERN TRUST CORPORATION Strategic Update & Fourth Quarter 2024 Earnings Review

northerntrust.com / © 2025 Northern Trust 2 135 years of strength, stability & stewardship Disciplined, client-centric strategy Highest standards of client service Product leadership & innovative services Solutions-focused technology & integrated operating platform

northerntrust.com / © 2023 Northern Trust 35 3 STRATEGIC UPDATES

northerntrust.com / © 2025 Northern Trust One Northern Trust Strategic Pillars 4 Key building blocks for elevating performance and unlocking shareholder value

northerntrust.com / © 2025 Northern Trust 2024 Strategic Progress 5 OPTIMIZE GROWTH STRENGTHEN RESILIENCY & MANAGE RISK DRIVE PRODUCTIVITY • Improved organic growth trajectory • Deepened client relationships through the delivery of holistic solutions • Structured and launched One Northern Trust unified go-to-market strategy • Significant focus and investment in enhancing risk management and controls across enterprise • Improved reliability and security of mission critical applications • Continued to fortify cyber resiliency in dynamic risk environment Solid execution on One Northern Trust pillars • Disciplined workforce management • Limited third-party spend through vendor consolidation, rationalization and negotiation • Laid the foundation to scale automation and accelerate A.I. tools • Implemented new operating model and organizational structure

Wealth Management Update

Premier franchise well-positioned to accelerate organic trust fee growth

2024 ACCOMPLISHMENTS

- Improved organic growth trajectory, led by Global Family Office
- Expanded prospect pipeline through investment in salesforce
- Transitioned senior leadership team

2025 PRIORITIES

- Deliver complete set of investment, asset servicing and fiduciary solutions across the continuum of upper-tier wealth clients
- Deepen penetration of targeted markets
- Expand alternative investments suite

MARKET POSITION

$451B
Assets under Management[1]

$1.1T
Assets under Custody / Administration[1]

Serves **30%** of the Forbes 400

Best Private Bank
in North America for Ultra-High Net Worth Clients[2]

Best Private Bank
in the U.S. 13 Out of 16 Years[2]

Best Digital Innovator
of the Year in the U.S.[3]

[1] As of December 31, 2024. Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.
[2] Sources: Financial Times Group, 2024. [3] Wealth Tech Awards, Financial Times and PWM, 2024.

northerntrust.com / © 2025 Northern Trust 6

Asset Management Update

Amplifying our strengths and capturing growth in areas where we have the "Right to Win"

2024 ACCOMPLISHMENTS

- Strengthened core solutions through attracting top talent within investments and product
- Generated positive net flows and improved organic growth trajectory
- Delivered strong investment performance

2025 PRIORITIES

- Expand in key growth areas, particularly custom Separately Managed Accounts
- Boost growth within 50 S. Capital and suite of alternative investment product offerings
- Enhance ETF platform

MARKET POSITION

$1.6T
Assets under Management[1]

Top 20
Global Asset Manager[2]

$15B
Alternatives Solutions Platform[3]

$300B
Liquidity AUM (11th largest, U.S.)[4]

Top 3
Largest Direct Index Manager[5]

Top 5
Largest U.S. Bond & Equities Index Manager[2]

[1] As of December 31, 2024. Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.

[2] Sources: "Special Report on the Largest Money Managers", Pensions & Investments 6/10/2024. Based on total worldwide AUM of $1.1T as of 12/31/2023. [3] AUM/AUA as of September 30, 2024. [4] iMoneyNet, as of December 31, 2024 for U.S. Institutional Money Market Fund. [5] The Cerulli Edge: U.S. Managed Accounts Edition, 2Q2024.

northerntrust.com / © 2025 Northern Trust 7

Asset Servicing Update

Focusing efforts on scalable capabilities aligned with evolving client needs & industry trends

2024 ACCOMPLISHMENTS

- New business focus on scalable services resulting in more profitable organic growth
- Grew capital markets business meaningfully
- Expanded market share within global asset owners

2025 PRIORITIES

- Continue growth with alternative investment managers globally
- Expand emphasis on targeted asset owners
- Accelerate expansion of banking & capital markets solutions business

MARKET POSITION

$1.2T
Assets under Management[1]

$15.6T
Assets under Custody / Administration[1]

Best Outsourced Service Provider
For Outsourced Trading[2]

70%
of Top 50 US Healthcare Plans[3]

80%
of Top 10 Sovereign Wealth Funds in APAC[3]

Best Global Custodian
for Asset Owners[4]

[1] As of December 31, 2024. Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.
[2] Sources: WatersTechnology Rankings, 2024. [3] S&P Money Market Directory as of September 30, 2024. [4] AsianInvestor Asset Management Awards 2024.

northerntrust.com / © 2025 Northern Trust 8

northerntrust.com / © 2025 Northern Trust Financial Targets 9 Committed to delivering on our targets and driving improved shareholder value 105-110% Expenses to Trust Fees >30% Pre-Tax Margin 10-15% Return on Equity ENTERPRISE MEDIUM-TERM FINANCIAL TARGETS

northerntrust.com / © 2023 Northern Trust 105 10 FINANCIAL HIGHLIGHTS

Financial Highlights & Key Metrics

RESULTS INCLUDE IMPACT OF NOTABLE ITEMS* $ in millions (except EPS and as noted)		4Q 2024	% CHANGE VS. 3Q 2024	% CHANGE VS. 4Q 2023
Revenue (FTE[1])	$	1,970.1	— %	26 %
Noninterest Expense	$	1,375.9	1 %	(1)%
Provision for Credit Losses		(10.5)	N/M	N/M
Net Income	$	455.4	(2)%	N/M
Diluted Earnings per Share	$	2.26	2 %	N/M
Return on Average Common Equity[2]		15.3 %	15.4 %	4.0 %
Profit Margin (Pre-tax)[1,2]		30.7 %	30.8 %	10.5 %
Expense to Trust Fee Ratio[2]		113 %	114 %	127 %
Assets under Custody / Administration[3] (AUC/A) *(in billions)*	$	16,788.0	(4)%	9 %
Assets under Custody[3] (AUC) *(in billions)*	$	13,349.2	(3)%	12 %
Assets under Management[3] (AUM) *(in billions)*	$	1,610.4	(1)%	12 %

[1] Revenue and profit margin (pre-tax) stated on a fully taxable equivalent (FTE) basis are non-GAAP financial measures. A reconciliation to reported revenue and reported profit margin (pre-tax) prepared in accordance with U.S. generally accepted accounting principles (GAAP) is included in the Appendix on page 19.

[2] Actual numbers for all periods, not % change.

[3] Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.

N/M - Not meaningful

*Refer to page 15 for additional detail on notable items recognized in Noninterest expense.

Notable Items*:

3Q24 Pre-tax

- *$68.1 million gain on sale of equity investment*
- *$12.8 million Visa escrow contribution payment*

4Q23 Pre-tax

- *$176.4 million investment security loss on available-for-sale securities portfolio*
- *$84.6 million FDIC special assessment*

northerntrust.com / © 2025 Northern Trust 11

northerntrust.com / © 2025 Northern Trust 611.7 639.6 650.6 667.1 675.5 $420.4 $436.7 $445.9 $453.1 $456.9 $130.7 $140.0 $145.7 $152.6 $156.9 $22.0 $17.9 $16.5 $17.5 $20.4 $38.6 $45.0 $42.5 $43.9 $41.3 Other Securities Lending Investment Management Custody and Fund Administration 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 +1% Asset Servicing Highlights 12 Categories may not sum due to rounding. ¹ Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission. % CHANGE VS. Asset Servicing Client Assets¹ (in billions): 4Q 2024 3Q 2024 4Q 2023 Assets under Custody / Administration (AUC/A) $ 15,640.1 (4) % 9 % Assets under Custody (AUC) $ 12,214.0 (4) % 12 % Assets under Management (AUM) $ 1,159.7 (2) % 12 % Securities Lending Collateral $ 176.2 — % 5 % Asset Servicing Revenues ($ in millions) +10%

northerntrust.com / © 2025 Northern Trust Wealth Management Highlights 13 Categories may not sum due to rounding. ¹ Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission. % CHANGE VS. Wealth Management Client Assets¹ (in billions): 4Q 2024 3Q 2024 4Q 2023 Assets under Custody / Administration (AUC/A) $ 1,147.9 — % 10 % Assets under Custody (AUC) $ 1,135.2 — % 10 % Assets under Management (AUM) $ 450.7 2% 12 % Wealth Management Revenues ($ in millions) $171.9 $178.3 $180.7 $186.6 $195.3 $121.5 $129.9 $132.7 $136.4 $140.7 $97.3 $99.9 $103.3 $105.7 $110.0 $87.6 $95.2 $98.8 $100.8 $100.7 Global Family Office (GFO) West East Central 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 +14% +3% 546.7 529.5 515.5 503.3 478.3

northerntrust.com / © 2025 Northern Trust $501.1 $535.4 $529.8 $569.4 $574.3 Net Interest Income (FTE¹) 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 125.0 133.8 135.4 134.8 133.7 $26.0 $35.9 $35.9 $36.1 $32.8 $49.2 $48.5 $50.0 $50.3 $51.6 $42.2 $41.6 $41.0 $39.9 $41.2 $7.7 $7.8 $8.5 $8.5 $8.1 Other Earning Assets² Loans Debt Securities Federal Reserve and Other Central Bank Deposits 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Net Interest Income and Balance Sheet Trends 14 Categories may not sum due to rounding. 1 Net interest income and net interest margin stated on an FTE basis are non-GAAP financial measures. A reconciliation of these measures to reported results prepared in accordance with U.S. GAAP is included in the Appendix on page 19. ² Other Earning Assets includes Interest-Bearing Due from and Deposits with Banks, Federal Funds Sold, Securities Purchased under Agreements to Resell, and Other Interest-Earning Assets. Average Earning Assets ($ in billions) Net Interest Income (FTE¹) ($ in millions) +7% 1.59% 1.61% 1.57% 1.68% 1.71% Net Interest Margin (FTE¹) (1)% +15% +1%

1,388.5 1,364.7 1,533.9 1,359.4 1,375.9 $666.0 $728.2 $765.4 $692.8 $702.5 $235.2 $229.3 $260.9 $256.3 $251.5 $252.0 $252.7 $277.5 $270.4 $274.4 $58.5 $54.1 $54.8 $53.8 $54.1 $176.8 $100.4 $175.3 $86.1 $93.4 Other Operating Expense Occupancy Equipment and Software Outside Services Compensation and Employee Benefits 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Noninterest Expense 15northerntrust.com / © 2025 Northern TrustCategories may not sum due to rounding. Total Noninterest Expense ($ in millions) (1)% 1% Expense Highlights Noninterest expense included the following notable items: 1Q24 Pre-tax • $12.5 million FDIC special assessment 2Q24 Pre-tax • $85.2 million severance-related charge • $70.0 million Northern Trust Foundation charitable contribution • $16.4 million software acceleration and dispositions charge • $10.6 million legal settlement charge 4Q23 Pre-tax • $84.6 million FDIC special assessment

Financial Highlights & Key Metrics: Full Year 2024

RESULTS INCLUDE IMPACT OF NOTABLE ITEMS* $ in millions (except EPS and as noted)		2024	% CHANGE VS. 2023
Revenue (FTE[1])	$	8,322.2	22%
Noninterest Expense	$	5,633.9	7 %
Provision for Credit Losses		(3.0)	N/M
Net Income	$	2,031.1	83 %
Diluted Earnings per Share	$	9.77	92 %
Return on Average Common Equity[2]		17.4 %	10.0 %
Profit Margin (Pre-tax)[1,2]		32.3%	22.3 %
Expense to Trust Fee Ratio[2]		119%	121 %
Assets under Custody / Administration[3] (AUC/A) *(in billions)*	$	16,788.0	9 %
Assets under Custody[3] (AUC) *(in billions)*	$	13,349.2	12 %
Assets under Management[3] (AUM) *(in billions)*	$	1,610.4	12 %

[1] Revenue and profit margin (pre-tax) stated on a fully taxable equivalent (FTE) basis are non-GAAP financial measures. A reconciliation to reported revenue and reported profit margin (pre-tax) prepared in accordance with U.S. generally accepted accounting principles (GAAP) is included in the Appendix on page 19.

[2] Actual numbers for all periods, not % change.

[3] Client assets for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.

N/M - Not meaningful

Notable Items*:

2024 Pre-tax

1Q24
- *$189.4 million investment security loss*
- *$12.5 million FDIC special assessment*

2Q24
- *$878.4 million Visa transaction net gain*
- *$85.2 million severance-related charge*
- *$70.0 million Northern Trust Foundation charitable contribution*
- *$16.4 million software acceleration and dispositions charge*
- *$10.6 million legal settlement charge*
- *$7.6 million investment impairment charge*
- *$6.5 million Supplemental Pension Plan repositioning loss*

3Q24
- *$68.1 million gain related to the sale of an equity investment*
- *$12.8 million Visa escrow contribution payment*

2023 Pre-tax

1Q23
- *$9.8 million occupancy charge*
- *$6.9 million investment security gain*

2Q23
- *$38.7 million severance-related charge*
- *$25.6 million client capability charge*

3Q23
- *$4.1 million software credit*
- *$3.0 million occupancy charge*

4Q23
- *$176.4 million investment security loss on available-for-sale securities portfolio*
- *$84.6 million FDIC special assessment*

northerntrust.com / © 2025 Northern Trust 16

8.1% 7.8% 8.0% 8.1% 8.1% 4Q23 1Q24 2Q24 3Q24 4Q24 11.4% 11.4% 12.6% 12.6% 12.4% 4Q23 1Q24 2Q24 3Q24 4Q24 Capital Update 17 Standardized Tier 1 Leverage northerntrust.com / © 2025 Northern Trust Capital Highlights • Robust capital and liquidity • $11.9 billion in Tier 1 capital • 60% of deposits covered by highly liquid assets including 29% by cash and central bank deposits • Declared $149.1 million in common stock dividends and $4.7 million in preferred stock dividends in 4Q24 • Repurchased $253.7 million of common stock in 4Q24 • Net unrealized after-tax losses on available-for-sale securities of $598.1* million as of December 31, 2024 Northern Trust Corporation Capital Ratios 4Q 2024 CAPITAL RATIOS STANDARDIZED APPROACH ADVANCED APPROACH Common Equity Tier 1 Capital 12.4% 14.5% Tier 1 Capital 13.3% 15.6% Total Capital 15.1% 17.4% Tier 1 Leverage 8.1% 8.1% Supplementary Leverage N/A 8.9% Standardized Common Equity Tier 1 Capital ratios for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission. *Includes $564.0 million of unamortized pre-tax losses related to previous transfers of AFS securities to HTM.

Appendix northerntrust.com / © 2025 Northern Trust

Reconciliation of Non-GAAP Financial Measures

The following table presents a reconciliation of interest income, net interest income, net interest margin, total revenue, pre-tax income, and profit margin (pre-tax) prepared in accordance with GAAP to such measures on a fully taxable equivalent (FTE) basis, which are non-GAAP financial measures. Management believes this presentation provides a clearer indication of these financial measures for comparative purposes. The adjustment to an FTE basis has no impact on net income.

	QUARTERS					YEARS	
	2024				2023	2024	2023
($ in Millions)	FOURTH	THIRD	SECOND	FIRST	FOURTH		
Net Interest Income							
Interest Income - GAAP	**$ 2,280.0**	$ 2,530.2	$ 2,506.5	$ 2,445.6	$ 2,199.6	$ 9,762.3	$ 7,325.0
Add: FTE Adjustment	**10.5**	7.1	6.9	7.3	18.0	31.8	57.5
Interest Income (FTE) - Non-GAAP	**$ 2,290.5**	$ 2,537.3	$ 2,513.4	$ 2,452.9	$ 2,217.6	$ 9,794.1	$ 7,382.5
Net Interest Income - GAAP	**$ 563.8**	$ 562.3	$ 522.9	$ 528.1	$ 483.1	$ 2,177.1	$ 1,982.0
Add: FTE Adjustment	**10.5**	7.1	6.9	7.3	18.0	31.8	57.5
Net Interest Income (FTE) - Non-GAAP	**$ 574.3**	$ 569.4	$ 529.8	$ 535.4	$ 501.1	$ 2,208.9	$ 2,039.5
Net Interest Margin - GAAP	**1.68 %**	1.66 %	1.55 %	1.59 %	1.53 %	1.62 %	1.52 %
Net Interest Margin (FTE) - Non-GAAP	**1.71 %**	1.68 %	1.57 %	1.61 %	1.59 %	1.64 %	1.56 %
Total Revenue							
Total Revenue - GAAP	**$ 1,959.6**	$ 1,968.5	$ 2,715.5	$ 1,646.8	$ 1,545.3	$ 8,290.4	$ 6,773.5
Add: FTE Adjustment	**10.5**	7.1	6.9	7.3	18.0	31.8	57.5
Total Revenue (FTE) - Non-GAAP	**$ 1,970.1**	$ 1,975.6	$ 2,722.4	$ 1,654.1	$ 1,563.3	$ 8,322.2	$ 6,831.0
Pre-Tax Income							
Pre-Tax Income - GAAP	**$ 594.2**	$ 601.1	$ 1,173.6	$ 290.6	$ 145.8	$ 2,659.5	$ 1,464.8
Add: FTE Adjustment	**10.5**	7.1	6.9	7.3	18.0	31.8	57.5
Pre-Tax Income (FTE) - Non-GAAP	**$ 604.7**	$ 608.2	$ 1,180.5	$ 297.9	$ 163.8	$ 2,691.3	$ 1,522.3
Profit Margin (Pre-Tax)							
Profit Margin (Pre-Tax) - GAAP	**30.3 %**	30.5 %	43.2 %	17.6 %	9.4 %	32.1 %	21.6 %
Profit Margin (Pre-Tax) (FTE) - Non-GAAP	**30.7 %**	30.8 %	43.4 %	18.0 %	10.5 %	32.3 %	22.3 %

northerntrust.com / © 2025 Northern Trust 19

northerntrust.com / © 2025 Northern Trust Forward-looking Statements 20 This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, market and industry trends, and expectations regarding the impact of accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements. This presentation should be reviewed together with Northern Trust Corporation’s Fourth Quarter 2024 earnings press release.